Trade and other payables	12 Months Ended
Dec. 31, 2021
Trade and other payables
Trade and other payables

20 Trade and other payables

	2021	2020	2019
	$m	$m	$m
Current liabilities
Trade payables	2,824	2,350	1,774
Value-added and payroll taxes and social security	463	390	323
Rebates, chargebacks, returns and other revenue accruals	5,298	4,772	4,410
Clinical trial accruals	1,047	699	736
Other accruals	5,649	3,905	4,026
Collaboration Revenue contract liabilities	12	12	28
Vaccine contract liabilities	1,003	1,616	–
Deferred government grant income	67	253	–
Contingent consideration	849	647	897
Acerta Pharma share purchase liability (Note 26)	920	–	–
Other payables	806	1,141	1,793
Total	18,938	15,785	13,987
Non-current liabilities
Accruals	25	56	34
Collaboration Revenue contract liabilities	26	38	50
Contingent consideration	2,016	2,676	3,242
Acerta Pharma share purchase/put option liability (Note 26)	1,538	2,297	2,146
Other payables	1,328	1,017	819
Total	4,933	6,084	6,291

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $99m (2020: $77m; 2019: $97m). The revenue recognised in the year for contract liabilities is $70m, comprising $58m relating to other revenue accruals and $12m Collaboration Revenue contract liabilities. Significant markets where Rebates, chargebacks, returns and other revenue accruals are seen relate to the US where the liability at 31 December 2021 amounted to $3,172m (2020: $3,126m; 2019: $3,385m) and China where the liability at 31 December 2021 amounted to $814m (2020: $740m; 2019: $452m).

Trade payables includes $44m (2020: $248m; 2019: $492m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the relationship bank rather than being paid in line with the agreed payment terms. If the option is taken, the Group’s liability is assigned by the supplier to be due to the relationship bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts, which vendors have sold to the funder under the supplier financing scheme, continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2021, the payables met the criteria of Trade payables.

Vaccine contract liabilities relate to amounts received from customers, primarily government bodies, in advance of supply of product. Substantially all of the Vaccine contract liabilities are expected to be recognised as revenue during the next financial year. The revenue recognised in the year related to Vaccine contract liabilities held at the beginning of the year was $1,389m.

Deferred government grant income relates to government grants received or receivable but for which the related expenses have not been incurred.

Included within current Other payables are liabilities to Daiichi Sankyo totalling $nil (2020: $146m; 2019: $795m) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019 and $324m (2020: $324m; 2019: $nil) in relation to DS-1062 entered into in July 2020. Additionally, included within non-current Other payables are liabilities totalling $100m (2020: $100m; 2019: $241m) as a result of the Enhertu collaboration agreement and $nil (2020: $323m; 2019: $nil) as a result of the DS-1062 collaboration agreement.

In November 2020, Calquence received marketing approval in the EU, which removed all remaining conditionality in respect of the Acerta Pharma put and call options regarding the non-controlling interest; the option was exercised in April 2021 (see Note 26). Based on the latest assessment of the expected timing and amount of the Acerta Pharma put option redemption, no remeasurement was required in 2021 or in 2020. In 2019, remeasurement of the liability resulted in an increase in the liability for the year before the effect of interest costs, with the remeasurement taken to Selling, general and administrative expense (see Note 2). In October 2019, an amendment to the share purchase and option agreement (SPOA) with the sellers of Acerta Pharma (originally entered into in December 2015) came into effect, changing certain terms of the SPOA on both the timing and also reducing the maximum consideration that would be required to be made to acquire the remaining outstanding shares of Acerta Pharma if the options were exercised. The payments will be made in similar annual instalments commencing at the earliest from 2022 through to 2024. The changes to the terms have been reflected in the assumptions used to calculate the amortised cost of the liability as at 31 December 2021 of $2,458m (2020: $2,297m; 2019: $2,146m). Interest arising from amortising the liability is included within Finance expense (see Note 3). The associated cash flows will be disclosed as financing activities within the Consolidated Statement of Cash Flows.

With the exception of Contingent consideration payables of $2,865m (2020: $3,323m; 2019: $4,139m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2021	2020	2019
	$m	$m	$m
At 1 January	3,323	4,139	5,106
Settlements	(643)	(822)	(709)
Revaluations	14	(272)	(614)
Reclassification to Other payables	(55)	–	–
Discount unwind (Note 3)	226	278	356
At 31 December	2,865	3,323	4,139

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative expense and include an increase of $42m in 2021 (2020: a decrease of $51m; 2019: a decrease of $516m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 3% to 9%. The most significant Contingent consideration balance is the Global Diabetes Alliance and this is discounted at 8%.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $2,544m (2020: $2,932m; 2019: $3,300m) would increase/decrease by $254m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding Contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	180
Amplimmune	2013	Milestones	150
Almirall[1]	2014	Milestones and royalties	420

1	These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.